UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019

Inovio Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 W. Germantown Pike, Suite 110

Plymouth Meeting, PA 19462

(Address of principal executive offices, including zip code)

(267) 440-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INO	The Nasdaq Stock Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on May 8, 2019, at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Inovio Pharmaceuticals, Inc. (the “Company”), the Company’s stockholders approved an amendment (the “Plan Amendment”) to the Company’s 2016 Omnibus Incentive Plan (the “2016 Plan”) to, among other things, increase the number of shares of common stock authorized for issuance under the 2016 Plan by 6,000,000 shares. The Plan Amendment was previously approved, subject to stockholder approval, by the Compensation Committee of the Board of Directors (the “Board”) of the Company. The Plan Amendment became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the 2016 Plan, as amended by the Plan Amendment (as amended, the “Amended Plan”), is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 25, 2019 (the “Proxy Statement”) as Proposal No. 4, beginning on page 32, and is incorporated herein by reference. That summary and the foregoing description are qualified in their entirety by reference to the text of the Amended Plan, which was included as Appendix A to the Proxy Statement and has been filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 8, 2019, the Company held its Annual Meeting. At the Company’s Annual Meeting, the stockholders considered four proposals, each of which is described in more detail in the Proxy Statement. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal 1: The election of the following nominees as directors of the Company to serve until the Company’s 2020 Annual Meeting of Stockholders and until their successors are elected. The votes were cast as follows:

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
J. Joseph Kim, Ph.D.	34,880,011	1,224,436	43,429,112
Simon X. Benito	34,578,512	1,525,935	43,429,112
Angel Cabrera, Ph.D.	30,766,601	5,337,846	43,429,112
Morton Collins, Ph.D.	34,970,733	1,133,714	43,429,112
David B. Weiner, Ph.D.	35,031,489	1,072,958	43,429,112
Wendy Yarno	27,648,813	8,455,634	43,429,112
Ann C. Miller, M.D.	35,061,863	1,042,584	43,429,112
Lota Zoth	29,781,408	6,323,039	43,429,112

Proposal 2: The ratification of the appointment by the Audit Committee of the Board of Directors of Ernst &Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
78,025,726	1,051,240	456,593	0

Proposal 3: The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers described in the Company’s definitive proxy statement with respect to the Annual Meeting. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
33,284,393	2,233,221	586,833	43,429,112

Proposal 4: Approval of the Plan Amendment described in the Proxy Statement. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
21,103,375	14,451,715	549,357	43,429,112

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Inovio Pharmaceuticals, Inc. 2016 Omnibus Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVIO PHARMACEUTICALS, INC.

Date: May 10, 2019	By:	/s/ Peter Kies
Peter Kies
Chief Financial Officer